                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported) June 14, 2000
                                                                   -------------

                                 COMMERCE ONE, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                         000-26453           68-0322810
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      (State or other jurisdiction        (Commission         (IRS Employer
            of incorporation)             File Number)      Identification No.)


            4440 Rosewood Drive, Pleasanton, California             94588
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            (Address of principal executive offices)             (Zip Code)

            Registrant's telephone number, including area code (925) 520-6000
                                                              ----------------

                   1600 Riviera Avenue, Walnut Creek, California 94596
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             (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

     On June 14, 2000, Commerce One, Inc. and SAP Aktiengesellschaft entered into a stock purchase agreement (and related agreements) providing for Commerce One's sale of up to $250 million worth of its common stock to SAP AG. Upon the signing of the stock purchase agreement, Commerce One issued 3,851,233 shares of its Common Stock to SAP AG for an aggregate purchase price of $175 million. The stock purchase agreement also provides that, in the event that Commerce One and SAP AG enter into a definitive strategic alliance agreement and certain other conditions are met, Commerce One will sell an additional $75 million worth of its common stock to SAP AG at a purchase price equal to the average closing price of its common stock as reported on the Nasdaq Stock Market for the 20 trading day period prior to such sale.

      SAP AG is also generally prohibited from transferring the shares for two years from the date of the stock purchase agreement, although it may sell up to 20% of the shares after July 1, 2001. In addition, SAP AG is entitled to certain registration rights with respect to the shares after the initial two year period. SAP AG also agreed to certain standstill restrictions that will restrict SAP AG's ability to acquire more than 10% of Commerce One's outstanding common stock for three years.

      The references to the agreements discussed herein are for descriptive purposes only. Please reference the exhibits attached hereto for the specific terms of the agreements between Commerce One, Inc. and SAP AG.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

       (c)         Exhibits

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
                   10.1 Share Purchase Agreement dated June 14, 2000 between Commerce One, Inc.
                        and SAP AG.

                   10.2 Standstill and Stock Restriction Agreement dated June 14, 2000 between
                        Commerce One, Inc. and SAP AG.
                   10.3 Registration Rights Agreement dated June 14, 2000 between Commerce One,
                        Inc. and SAP AG.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMMERCE ONE, INC.

                                          /s/ Robert M. Tarkoff
                                          ---------------------------------
                                          Robert M. Tarkoff
                                          Senior Vice President, Corporate
                                          Development and General Counsel

                                          Date:  June 28, 2000


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                                  EXHIBIT INDEX

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

Exhibit No.      Description
-----------      ------------

10.1             Share Purchase Agreement dated June 14, 2000 between Commerce One, Inc.
                 and SAP AG.

10.2             Standstill and Stock Restriction Agreement dated June 14, 2000 between Commerce
                 One, Inc. and SAP AG.

10.3             Registration Rights Agreement dated June 14, 2000 between Commerce One, Inc. and
                 SAP AG.


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